SUPPLEMENT

dated February 18, 2020, to the

PROSPECTUS

dated May 31, 2019, as supplemented

The Yorktown Funds

(Class A, Class L and Institutional Class Shares)

The following information replaces in their entirety the sections “Section 4 | HOW YOU CAN BUY AND SELL SHARES - Sales Charges – Class A Shares,” “Finders Fee” and “Contingent Deferred Sales Charge (“CDSC”)” of the Prospectus for each of the Yorktown Funds.

“Sales Charges — Class A Shares

Class A Shares of the Funds are sold at the offering price, which is the net asset value plus an initial maximum sales charge. Sales charges for all funds except the Multi-Asset Income Fund and Short Term Bond Fund are set forth below:

Sales Charge as a % of
Investment	Offering Price	Net Amount Invested	Dealer Commission as a % of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1 million	1.50%	1.53%	1.20%
$1 million and above	0.00%	0.00%	0.00%

Class A sales charges applicable to the Multi-Asset Income Fund are:

Sales Charge as a % of
Investment	Offering Price	Net Amount Invested	Dealer Commission as a % of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 and above	0.00%	0.00%	0.00%

Class A Sales charges applicable to the Short Term Bond Fund are:

Sales Charge as a % of
Investment	Offering Price	Net Amount Invested	Dealer Commission as a % of offering price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 and above	0.00%	0.00%	0.00%

Finders Fee

For all Funds except the Short Term Bond Fund and Multi-Asset Income Fund, the Distributor, from its own resources and not as a sales load deducted from the value of the shares purchased, may pay authorized dealers a commission advance on purchases of Class A shares over $1 million calculated as follows:

Greater than $1 million	0.25%

For the Multi-Asset Income Fund, the Distributor, from its own resources and not as a sales load deducted from the value of the shares purchased, may pay authorized dealers a commission advance on purchases of Class A shares over $500,000 calculated as follows:

Greater than $500,000	0.25%

For the Short Term Bond Fund, the Distributor, from its own resources and not as a sales load deducted from the value of the shares purchased, may pay authorized dealers a commission advance on purchases of Class A shares over $250,000 calculated as follows:

Greater than $250,000	0.25%

Contingent Deferred Sales Charge (“CDSC”)

For large purchases of Class A shares received prior to February 18, 2020, where a commission advance has been paid to the selling dealer, a CDSC of 0.50% will be charged to the shares if they are redeemed during the first 18 months after purchase. The CDSC generally applicable to redemptions of large-scale purchases of Class A shares made within 18 months after purchase will not be imposed on redemptions of shares purchased through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, where no sales charge payments were advanced for purchases made through these entities.

For large purchases of Class A shares received February 18, 2020 and after, where a commission advance has been paid to the selling dealer, a CDSC of 0.25% will be charged to the shares if they are redeemed during the first 12 months after purchase. The CDSC generally applicable to redemptions of large-scale purchases of Class A shares made within 12 months after purchase will not be imposed on redemptions of shares purchased through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, where no sales charge payments were advanced for purchases made through these entities.

The Funds reserve the right to waive the sales charge on certain Class A Shares in order to qualify the Funds for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Board has approved this waiver.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends, or purchased by persons repurchasing shares they redeemed within the last 180 days (see “Repurchase of Class A Shares” below).

Sales Charges — Class L Shares

Class L Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. Class L Shares are subject to a 12b-1 Distribution and Service Fee as described later in this Prospectus.

Sales Charges — Institutional Class Shares

Institutional Class Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund.”

If you have any questions, please call (800) 544-6060.

Please retain this supplement with your records.

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